EXHIBIT 10.45
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of July 20, 2012, by and among AFFYMETRIX, INC., a Delaware corporation (the "Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself and as agent for the Lenders (in such capacity, the "Agent"), and the Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined), as amended.
R E C I T A L S:

WHEREAS, Borrower, the other Credit Parties party thereto, the Agent and the Lenders entered into that certain Credit Agreement, dated as of June 25, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"); and
WHEREAS, the Credit Parties have requested that the Agent and the Lenders party hereto amend certain provisions of the Credit Agreement, and the Agent and each Lender party hereto agree to such amendments upon the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Amendments.
(a)    Exhibit 1.8(e) of the Credit Agreement is hereby amended by deleting the first reference to "$7,000,000" set forth therein and replacing the same with "$12,500,000".
(b)    Exhibit 4.2(b) of the Credit Agreement is hereby amended by deleting the first reference to "$7,000,000" set forth therein and replacing the same with "$12,500,000".
2.    Conditions.  This Agreement shall be effective upon execution and delivery to the Agent by the Credit Parties and the Required Lenders of their respective counterparts of this Agreement.
3.    Counterparts; Facsimile Signature.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.
4.    Continuing Effect of the Credit Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Credit Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.  This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  After the effectiveness of this Agreement, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.
5.    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.
6.    Captions.  The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

AFFYMETRIX, INC.

By:	/s/ Timothy Barabe
Name:	Timothy Barabe
Title:	CFO

USB CORPORATION

By:	/s/ Timothy Barabe
Name:	Timothy Barabe
Title:	CFO

ANATRACE, INC.

By:	/s/ John F. Runkel, Jr.
Name:	John F. Runkel, Jr.
Title:	Secretary

EBIOSCIENCE HOLDING COMPANY, INC.

By:	/s/ John F. Runkel, Jr.
Name:	John F. Runkel, Jr.
Title:	Secretary

EBIOSCIENCE, INC.

By:	/s/ John F. Runkel, Jr.
Name:	John F. Runkel, Jr.
Title:	Secretary

[Signature Page to First Amendment to Credit Agreement]
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GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:                /s/ Andrew D. Moore
Name:                    Andrew D. Moore
Title:                    Duly Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]
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MORGAN STANLEY BANK, N.A.,
as a Lender

By:                /s/ Alice Lee
Name:                    Alice Lee
Title:                    Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]
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MDC JV SPONSOR LTD,
as a Lender

By:                /s/ Pierre Abunakle
Name:                    Pierre Abunakle
Title:                    Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]
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GE JV SPONSOR LTD,
as a Lender

By:                /s/ Pierre Abunakle
Name:                    Pierre Abunakle
Title:                    Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]
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SILICON VALLEY BANK,
as a Lender

By:                /s/ Peter Freyer
Name:                    Peter Freyer
Title:                    Director

[Signature Page to First Amendment to Credit Agreement]
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CITIBANK, N.A,
as a Lender

By:                /s/ Laura Fogarty
Name:                    Laura Fogarty
Title:                    Vice President
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